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                                                                   EXHIBIT 32(a)



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Amended Quarterly Report of the Company on Form 10-Q/A for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Form 10-Q/A") that:

     (1) the Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  August 21, 2003                 By:/s/ Stephen C. June
                                        ---------------------------------------
                                        Stephen C. June, President
                                        (Chief Executive Officer)



Dated:  August 21, 2003                 By:/s/ Kenneth J. Wilson
                                        ---------------------------------------
                                        Kenneth J. Wilson, Vice President & CFO
                                        (Chief Financial Officer)